Miller/Howard High Income Equity Fund (the “Fund”)
Supplement dated October 25, 2018 to the Prospectus
dated March 2, 2018, as amended

At the annual meeting of shareholders of the Fund held on October 16, 2018, shareholders of the Fund reelected Charles Leone and Lowell Miller as Trustees, and approved a new investment advisory agreement between the Fund and Miller/Howard Investments, Inc. The new investment advisory agreement will take effect upon the anticipated ESOP Conversion of Miller/Howard Investments, Inc. as described in the Fund’s proxy statement dated August 23, 2018, and in the prospectus supplement dated July 19, 2018.  It is expected that the ESOP Conversion will take place before the end of 2018.

This supplement should be retained with your Prospectus for future reference.